Inventory (table) (detail) - USD ($) $ in Thousands	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Inventory Disclosure [Abstract]
Finished products	$ 534,995	$ 467,337	$ 414,154
In process	35,982	25,855	22,651
Raw material and supplies	160,333	213,790	199,674
Total	731,310	706,982	636,479
Inventory, LIFO Reserve	133,254	139,275	164,067
Total Inventories	$ 598,056	$ 567,707	$ 472,412